FVIT P-1 02/13

SUPPLEMENT DATED FEBRUARY 19, 2013

TO THE PROSPECTUS DATED MARCH 1, 2012 OF

Franklin MICROCAP VALUE Fund

(a series of Franklin Value Investors Trust)

The prospectus is amended as follows:

I. The first paragraph under “FUND SUMMARIES” – “Franklin MicroCap Value Fund” on page 24 is replaced with the following:

The Fund is currently closed to new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of February 19, 2013. For more information, please turn to "Fund Details - Franklin MicroCap Value Fund" beginning on page 60 of this Prospectus.

II.  The first paragraph under the “FUND DETAILS” – “Franklin MicroCap Value Fund” section beginning on page 60 is replaced with the following:

The Fund is currently closed to all new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer sponsored retirement plans invested in the Fund as of February 19, 2013 may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

III. The first paragraph under the “YOUR ACCOUNT” – “Buying Shares” section beginning on page 123 is replaced with the following:

The MicroCap Value Fund is currently closed to most new investors. Please see "Franklin MicroCap Value Fund" under "Fund Details" for further information.

IV. The first paragraph under the “YOUR ACCOUNT” – “Selling Shares” section beginning on page 129 is replaced with the following:

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously described in "Franklin MicroCap Value Fund" under "Fund Details" please keep in mind that if you sell all the shares in your MicroCap Value Fund account, your account will be closed and you will not be able to buy additional MicroCap Value Fund shares or to reopen your MicroCap Value account. The MicroCap Value Fund reserves the right to modify these policies at any time.

Please retain this supplement with your prospectus for reference.